Exhibit 99.1

Bank of America 38TH Annual Investment Conference 16 September 2008

Disclosure Regarding Forward-Looking Statements • This presentation contains forward looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. • Expressions of future goals and similar expressions including, without limitation, “assumption,” “guidance,” “believe(s),” “intend(s),” “expect(s),” “will,” “may,” “should,” “could,” “plan(s),” “anticipate(s),” “estimate(s),” “predict(s),” “potential,” “target(s),” or “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. • The following factors, among others, could cause the Company’s actual results to differ materially from those described in the forward-looking statements: adverse changes in general market conditions for leisure and other travel services in the U.S. and/or Europe as a result of, among other things, decreased consumer spending, general economic downturn, terrorist attacks, natural disasters or adverse weather, the bankruptcy or insolvency of a major airline, or the outbreak of an epidemic or pandemic disease; fluctuations in foreign exchange rates; adverse changes in the Company’s relationships with airlines and other product and service providers and vendors which could include, without limitation, the withdrawal of suppliers from the priceline.com system (either priceline.com’s “retail” or “opaque” services, or both) and/or the loss or reduction of global distribution fees; the effects of increased competition; a change by a major search engine to its search engine algorithms that negatively affects the search engine ranking of the company or its 3rd party distribution partners; our ability to expand successfully in international markets; the ability to attract and retain qualified personnel; difficulties integrating recent or future acquisitions, such as the 4th quarter 2007 acquisition of Agoda, including ensuring the effectiveness of the design and operation of internal controls and disclosure controls of acquired businesses; the occurrence of an external or internal security breach of our systems or other Internet based systems involving personal customer information, credit card information or other sensitive data; systems-related failures and/or security breaches, including without limitation, “denial-of-service” type attacks on our system, any security breach that results in the theft, transfer or unauthorized disclosure of customer information, or the failure to comply with various state laws applicable to the company’s obligations in the event of such a breach; and legal and regulatory risks. • These factors and others are described in the section entitled “Risk Factors” in our public filings. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, you should carefully review the reports and documents we file or furnish from time to time with the Securities and Exchange Commission, particularly our annual report on Form 10-K, our quarterly reports on Form 10-Q and any current reports on Form 8-K.

A leading European on-line hotel reservation service for leisure and unmanaged business travel A leading on-line travel business for value-conscious leisure travelers in North America A growing Asian hotel service

Booking.com Highlights • Over 52,000 hotels in over 65 countries • Content and customer service available in 18 languages • Customer and supplier friendly model • International Platform

Priceline.com Highlights • Differentiated opaque services appeal to deal-driven travelers • Eliminated fee on retail airline tickets in 2007; Reduced fee on retail hotel rooms in 2008 • Bookings growth from conversion and brand advertising • Earnings growth from merchant volume and marketing efficiency

Long-term Growth Drivers • International – Expanding inventory and content • 52,000 hotels up 49% yr/yr – Penetration of new markets: North America, Eastern Europe and Asia – Secular growth in Internet penetration in travel • Domestic – Opaque business provides differentiated service for suppliers and consumers – Retail fee positioning provides price advantage – Strong brand drives category leading growth rates with effective advertising and compelling message

Consolidated Gross Bookings* ($ in thousands) *Gross bookings is an operating and statistical metric that captures the total dollar value inclusive of taxes and fees of all travel services booked by customers

Consolidated Pro-Forma Gross Profit* ($ in thousands) *Pro Forma Gross Profit is a “non-GAAP financial measure,” as such term is defined by the SEC, and may differ from non-GAAP financial measures used by other companies. See Appendix A for more information.

Pro-Forma Net Income Per Share* 5 Year CAGR: 76% (Up 49% yr/yr) *Pro Forma Net Income per Share is a “non-GAAP financial measure,” as such term is defined by the SEC, and may differ from non-GAAP financial measures used by other companies. See Appendix A for more information.

Global Scale in Online Hotel Sales • 20.3 million global online room night sales in 1H; number two worldwide • Number one in Europe online hotel sales • Fast growing U.S. business with strong brand • Strong relationships with international chains and independent hotels creates inventory opportunities • Scale provides opportunities for future organic growth, building international business from US POS, geographic expansion and benefits from service expansion and advertising opportunities

Macroeconomic Variables • Recessionary conditions a concern for the broad travel industry – Impact on demand and hotel average daily rates (“ADRs”) – Impact of high oil prices on the financial health of the airline industry – Impact of weaker Euro on translation of international gross bookings and earnings • USD/EUR from 1.55 on Aug 5th, 2008 to 1.42 on September 15th • USD/GBP from 1.97 on Aug 5th, 2008 to 1.79 on September 15th • Long-term economic impact of credit market crisis on economy in general, and travel industry in particular, is uncertain

Appendix A Information about Non-GAAP Financial Measures • Pro forma gross profit and Pro Forma net income per share which are referred to in this presentation are "non-GAAP financial measures," as such term is defined by the Securities and Exchange Commission, and may differ from non-GAAP financial measures used by other companies. Priceline.com believes that Pro Forma gross profit and Pro Forma net income per share that exclude certain non-cash or non-recurring income or expense items are useful for analysts and investors to evaluate priceline.com's future on-going performance because they enable a more meaningful comparison of priceline.com's projected cash earnings and performance with its historical results from prior periods. These Pro Forma metrics are not intended to represent funds available for priceline.com's discretionary use and are not intended to represent or to be used as a substitute for operating income, net income or cash flows from operations data as measured under GAAP. The items excluded from these Pro Forma metrics, but included in the calculation of their closest GAAP equivalent, are significant components of consolidated statements of income and must be considered in performing a comprehensive assessment of overall financial performance. • For a complete list of the adjustments to these Pro Forma metrics and for a reconciliation of Pro Forma financial results with financial results under GAAP see priceline.com’s Form 8-K, dated September 16, 2008, filed with the Securities and Exchange Commission. • The presentation of Pro Forma financial information should not be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles in the United States.

Bank of America 38TH Annual Investment Conference 16 September 2008